                                              Filed pursuant to Rule 497(c) for
                                              File Nos. 033-08865 and 811-04847.

                            ECLIPSE FINANCIAL ASSET TRUST

                         STATEMENT OF ADDITIONAL INFORMATION


                                     MAY 1, 1997


                                 144 EAST 30TH STREET
                               NEW YORK, NEW YORK 10016
                                    (800) 872-2710
                              IN GEORGIA (770) 631-0414





         Eclipse Financial Asset Trust (the "Trust") is a no-load, open-end, diversified management investment company. The Trust currently has four investment portfolios: the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund (individually a "Fund" and collectively the "Funds").

         ULTRA SHORT TERM INCOME FUND: The investment objective of the Ultra Short Term Income Fund is to seek a high level of current income, preservation of capital and a relatively stable net asset value. This fund is designed for the investor who seeks a higher yield than a money market fund (and is willing to assume some principal risk) but less fluctuation in net asset value than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. The duration of the Fund will not exceed one year. The Ultra Short Term Income Fund will generally limit its investments to securities which, in the opinion of the Fund's Manager, are issued by companies that are socially responsible.

         BALANCED FUND:  The investment objective of the Balanced
         Fund is to seek a high total return from a combination of equity and fixed-income investments.

         GROWTH AND INCOME FUND: The investment objective of the Growth and Income Fund is to seek a high total return consisting of both current income and realized and unrealized capital gains from equity securities and equity-related securities. Equity selection for the Growth and Income Fund will be based on estimated relative intrinsic value, expected future earnings growth and current and expected dividend income.

         EQUITY FUND: The investment objective of the Equity Fund is to seek a high total return from equity investments.

         Securities are selected and weighted in each Fund's portfolio with a view toward achievement of its investment objective.

         Towneley Capital Management, Inc. serves as Manager to the Trust.


         This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Trust's prospectus relating to the Funds dated May 1, 1997 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number set forth above.

                                  TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Investment Policies and Risk Considerations. . . . . . . . . . . . . .     3

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .     5

Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . .     9

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .    10

Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . .    10

Description of Shares. . . . . . . . . . . . . . . . . . . . . . . . .    11

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12

Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15

Counsel and Auditors . . . . . . . . . . . . . . . . . . . . . . . . .    17

General Information. . . . . . . . . . . . . . . . . . . . . . . . . .    17

                     INVESTMENT POLICIES AND RISK CONSIDERATIONS

INVESTMENT POLICIES APPLICABLE TO THE ULTRA SHORT TERM INCOME FUND AND THE BALANCED FUND

FLOATING AND VARIABLE RATE NOTES

     Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. These obligations typically have a stated maturity in excess of one year. The interest rate on such notes is based on an identified interest rate index and is adjusted automatically at specified intervals or when the index changes.

MORTGAGE-BACKED SECURITIES

     GOVERNMENT GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Ultra Short Term Income Fund and the Balanced Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

     GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

     The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1939 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government.

     Each FNMA Certificate will represent pro rata interests in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC guarantees to each registered holder of an FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of an FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government.

     FHLMC Certificates represent pro rata interests in a group of mortgage loans (an "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

INVESTMENT POLICIES APPLICABLE TO ALL FUNDS

WARRANTS

     Each Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any right in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. A Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may from time to time lend securities from its portfolio to brokers or dealers, banks or other institutional investors and receive collateral in the form of cash or United States Government obligations. Under each Fund's current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In determining whether to lend securities to a particular broker-dealer or financial institution, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the broker-dealer or financial institution. A Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will a Fund lend its portfolio securities to any officer, director, trustee, employee or affiliate of the Fund or the Manager.

                               INVESTMENT RESTRICTIONS

     Each Fund has adopted the following investment restrictions which are in addition to those described in the Prospectus. Under the following restrictions, which may not be changed without the approval of a Fund's shareholders, a Fund may not:

     1. Purchase or otherwise acquire interests in real estate (including, in the case of the Ultra Short Term Income Fund and the Growth and Income Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the Ultra Short Term Income Fund and the Balanced Fund may acquire mortgage-backed securities;

     2. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

     3.   Purchase or acquire commodities or commodity contracts;

     4. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

     5. Participate on a joint, or a joint and several, basis in any securities trading account; or

     6.   Invest in companies for the purpose of exercising control.


     In addition, each Fund has adopted certain additional investment restrictions, including the following, which may be changed by the Board of Trustees without shareholder approval. None of the Funds may (i) purchase or retain the securities of any issuer if the officers, directors or trustees of the Trust or the Trust's adviser owning beneficially more than one-half of one percent of the securities of any issuer together own beneficially more than 5% of such securities, or (ii) purchase the securities of other open-end investment companies. Neither the Balanced Fund nor the Equity Fund may invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation and equity securities of issuers which are not readily marketable. Neither the Growth and Income Fund nor the Ultra Short Term Income Fund may (i) invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation, or
(ii) invest more than 15% of the total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including for this purpose Rule 144A securities).

                                      MANAGEMENT

TRUSTEES AND OFFICERS

     The Trustees and executive officers of the Trust, and their principal occupations for the past five years, are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940 are indicated by an asterisk.


     WESLEY G. MCCAIN*, 54, Trustee, Chairman of the Board and President, is the founder and has been Chairman of Towneley Capital Management, Inc. since 1971. His address is 144 East 30th Street, New York, New York 10016. Mr. McCain is a trustee of the Van Eck Funds and the Van Eck World Wide Insurance Trust, a director of the Peregrine Fund and is a general partner of Pharaoh Partners, L.P., which is the general partner of Libre Partners, L.P. He is also a Trustee of Libre Group Trust, and Chairman of Millbrook Associates,
Inc. and of Eclipse Financial Services, Inc. Mr. McCain was Chairman of Finacor, Inc. from 1970 to 1992, and co-founder, Secretary and Treasurer of Millbrook Advisors, Inc. from 1982 to 1989. He is a Chartered Financial
Analyst and a member of the Association for Investment Management and Research. In addition to managing investment portfolios, Mr. McCain's experience includes economic and financial consulting to a diversified corporate clientele.

     SIGRID A. HESS*, 55, Trustee, Executive Vice President and Secretary, is a Vice President of Towneley Capital Management, Inc., where she has been employed since 1977. Her address is 144 East 30th Street, New York, New York 10016.

     JOHN C. NOVOGROD, 54, Trustee, is a partner of the law firm of Schiff, Hardin & Waite since 1995. Prior to this, he was a partner of Hughes Hubbard & Reed from 1978 to 1986, a partner of Reboul, MacMurray, Hewitt, Maynard & Kristol from 1986 to 1991, and a partner of Novogrod & Kurlander from 1991 to 1995. His address is 150 East 52nd Street, New York, New York 10022.

     YUNG WONG, 58, Trustee, was a Director of Shaw Investment Management (H.K.) Limited (an asset management and direct investment firm) from 1994 to 1995, and was a General Partner of Abacus Partners Limited Partnership (general partner of a venture capital investment firm) from 1984 to 1994.
His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and a Trustee of Reich & Tang Government Securities Trust.

     JOHN C. VAN ECK, 81, Trustee, is Chairman of the Board and President of Van Eck Funds and Van Eck Worldwide Insurance Trust (mutual funds). He is Chairman of Van Eck Associates Corporation, an investment adviser, and Van Eck Securities Corporation, a broker dealer. He was Chairman of companies and investment companies affiliated with the Van Eck Associates Corporation from 1955 to 1991, and was director of The Henley Group, Inc. from 1986 to 1992. His address is 99 Park Avenue, New York, New York 10016.

     ANTHONY W. POLIS, 53, Vice President and Treasurer, is a Vice President of New York Life Insurance Company and a Director, Vice President and Chief Financial Officer of NYLIFE Securities Inc. and NYLIFE Distributors, Inc. He has also been Vice President and Chief Financial Officer of The MainStay Funds from 1988 to the present, Treasurer of MainStay Institutional
Funds, Inc. since 1990, and Treasurer of MainStay VP Series Fund Inc.
from 1993 to the present. From 1983 through 1988, he was Vice President of Drexel Burnham Lambert Incorporated, DBL Tax-Free Fund Inc., DBL Cash Fund Inc., The Drexel Burnham Fund, Drexel Series Trust, Fenimore International Fund Inc., BT Investment Trust and BT Tax Free Investment Trust and Assistant Treasurer, Drexel Bond-Debenture Trading Fund. His address is 51 Madison Avenue, New York, New York 10010.

     SYLVIA MCCORMICK, 50, Vice President, has been employed by Towneley Capital Management, Inc. since September, 1973. She is President of Eclipse Financial Services, Inc., the Trust's shareholder servicing agent. Her address is 21 Eastbrook Bend, Suite 119, Peachtree City, Georgia 30269.

     A. THOMAS SMITH III, 39, Assistant Secretary, has been Assistant General Counsel of New York Life Insurance Company since 1994. Mr. Smith was Assistant General Counsel of the Dreyfus Corporation from 1991 to 1993. From 1989 to 1991, he was Senior Associate with Willkie, Farr & Gallagher, and from 1986 to 1988, Staff Attorney in the Chief Counsel's Office of the U.S. Securities and Exchange Commission, Division of Investment Management. His address is 51 Madison Avenue, New York, New York 10010.

     SARA L. BADLER, 36, Assistant Secretary, has been Associate Counsel of New York Life Insurance Company since 1994. Ms. Badler worked for Oppenheimer Management Corporation from 1987 to 1993 as Vice President and Associate Counsel, and also worked as a consulting attorney. From 1984 to 1987 she was Associate Counsel for Damson Oil Corporation. From 1993 to 1994 she taught in New York City. Her address is 51 Madison Avenue, New York, New York 10010.

     ANTOINETTE B. CIRILLO, 43, Assistant Treasurer, has been Assistant Vice President, Director and Senior Accountant of Mutual Fund Accounting Operations, NYLIFE Securities Inc. from 1988 to the present, Assistant Treasurer of The Mainstay Funds from 1992 to the present, Assistant Treasurer of MainStay Institutional Funds, Inc. from 1992 to the present, Assistant Treasurer of MainStay VP Series Fund, Inc. from 1993 to the present, and Assistant Vice President of NYLIFE Distributors Inc. from 1993 to the present. She held various positions in New York Life Insurance Company from 1987 to 1988. Her address is 51 Madison Avenue, New York, New York 10010.

PATRICK J. FARRELL, 37, Assistant Treasurer, has been Corporate Vice President of NYLIFE Distributors, Inc. and NYLIFE Securities, Inc. from 1996 to the present, Assistant Treasurer of MainStay Funds from 1996 to the present, Assistant Treasurer of MainStay Institutional Funds from 1996 to the present and Assistant Treasurer of MainStay VP Series Fund from 1996 to the present. He was Vice President of Alliance Capital Management Corporation from 1988 to 1996. From 1986 to 1988, he was Vice President and Associate Manager of Drexel Burnham Lambert Incorporated. From 1983 to 1986, he was Assistant Treasurer of Lexington Management Corporation. From 1981 to 1983 he was a Senior Accountant for Peat Marwick Mitchell & Company. His address is 51 Madison Avenue, New York, New York 10010.

     Effective beginning in 1995, Trustees of the Trust not affiliated with Towneley Capital Management, Inc. or NYLIFE Distributors Inc. receive from the Trust an annual retainer of $2,000 and a fee of $750 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Officers of the Trust and Trustees who are affiliated with Towneley Capital Management, Inc. or NYLIFE Distributors Inc. do not receive compensation from the Trust. The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended December 31, 1996.

                                  COMPENSATION TABLE
                            (YEAR ENDED DECEMBER 31, 1996)


                                         Pension or
                                         Retirement
                         Aggregate     Benefits Accrued   Estimated Annual     Total Compensation
Name of                Compensation    As Part of Trust    Benefits Upon           From Trust
Trustee               from the Trust      Expenses          Retirement          Paid to Trustees*
-------               --------------   ----------------   ----------------     -------------------
Sigrid A. Hess            $    0             $0                 $0                    $    0

Wesley G. McCain          $    0             $0                 $0                    $    0

John C. Novogrod          $5,000             $0                 $0                    $5,000

John C. van Eck           $5,000             $0                 $0                    $5,000

Yung Wong                 $5,000             $0                 $0                    $5,000


---------------
* Eclipse Financial Asset Trust includes all of the funds (or portfolios) advised by Towneley Capital Management, Inc., and is not a related person of any other registered investment company.

MANAGER

    Pursuant to a Management Contract dated January 7, 1987 with the Trust with respect to the Balanced Fund and the Equity Fund (the "1987 Contract") and a Management Contract dated December 27, 1994 with the Trust with respect to the Ultra Short Term Income Fund and the Growth and Income Fund (the "1994 Contract" and, together with the 1987 Contract, the "Management Contracts"), Towneley Capital Management, Inc. (the "Manager") furnishes investment programs for the Funds, makes the day-to-day investment decisions for each Fund, executes the purchase and sale orders for the portfolio transactions of each Fund, and generally manages each Fund's investments. Mr. McCain, chairman and trustee of the Trust and chairman and director of the Manager, may be deemed a "controlling person" of the Manager on the basis of his ownership of the Manager's stock.


    The 1987 Contract was approved on December 8, 1986, and the 1994 Contract was approved on December 20, 1994, in each case by the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust or the Manager. The sole initial shareholder of the Balanced Fund and the Equity Fund approved the 1987 Contract on January 7, 1987, and the sole initial shareholder of each of the Growth and Income Fund and the Ultra Short Term Income Fund approved the 1994 Contract on December 27, 1994. Amendments to the 1987 Contract, to provide for the management of the Balanced Fund and to eliminate 12b-1 expenses as an allowable expense payable by either Fund, were approved on March 15, 1989 and March 16, 1990, respectively, by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in such Act) of the Trust or the Manager. The 1987 Contract, as amended, was approved by the public shareholders of each of the Balanced Fund and the Equity Fund at a meeting held on June 13, 1990. The 1987 Contract and the 1994 Contract shall continue in effect as to each Fund provided that continuance is specifically approved annually by the Trust's Board of Trustees or by vote of such Fund's shareholders, and in either case by a majority of the trustees who are not parties to the relevant Management Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on the relevant Management Contract.

    Under the Management Contracts, the Funds pay management fees to the Manager at the following rates, which are expressed as a percentage of the average daily net assets of each Fund:


              Ultra Short Term Income Fund       0.40%
              Balanced Fund                      0.80%
              Growth and Income Fund             0.90%
              Equity Fund                        1.00%

    For the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, the Manager voluntarily waived fees of $27, $10,021, and $18,414, respectively (in each case, its entire fee) for the Ultra Short Term Income Fund.

    For the fiscal years ended December 31, 1994, December 31, 1995, and December 31, 1996, the fees payable by the Balanced Fund under the 1987 Contract were $211,682, $414,448 and $672,074, respectively. During the years ended December 31, 1994, December 31, 1995 and December 31, 1996, the Manager voluntarily waived fees for the Balanced Fund totalling $94,973, $160,241, and $200,877, respectively.

    For the fiscal years ended December 31, 1994 and December 31, 1995, the Manager voluntarily waived fees of $31 and $41,173 (in each case, its entire fee) for the Growth and Income Fund. For the fiscal year ended December 31, 1996, the fees payable by the Growth and Income Fund under the 1994 Contract amounted to $76,816 and the Manager voluntarily waived fees totaling $57,284.

    For the fiscal years ended December 31, 1994, December 31, 1995, and December 31, 1996, the fees paid by the Equity Fund under the Management Contract were $1,964,682, $1,860,540 and $1,657,486, respectively.

    As of the date of this Statement of Additional Information, the Manager is continuing to waive all of its fee for the Ultra Short Term Income Fund, and a portion of its fee for the Balanced Fund and the Growth and Income Fund, and to reimburse all of the expenses of the Ultra Short Term Income Fund. Also as of the date of this Statement of Additional Information, the Manager is maintaining the expense ratio of the Balanced Fund at a level not to exceed 0.85% and the expense ratio of the Growth and Income Fund at a level not to exceed 0.90%, including certain indirect expenses.


    Under the Management Contracts, the Manager is required to pay the fees of the Trust's administrator (see "Administrator" below).

    The Management Contracts can be terminated without penalty by the Trust on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

    If the Manager ceases to act as the Trust's investment adviser, or, in any event, if the Manager requests in writing, the Trust will take action to change its name to a name not including the word "Eclipse."

ADMINISTRATOR

    Pursuant to its administration contract with the Trust, NYLIFE Distributors Inc., a registered broker-dealer unaffiliated with the Manager (the "Administrator"), administers all aspects of the Trust's operations except those which are the responsibility of the Manager. The Administrator is a wholly-owned subsidiary of New York Life Insurance Company.


    Because of the services rendered to the Trust by the Manager and the Administrator, the Trust itself requires no employees other than its officers, none of whom receive compensation from the Trust and all of whom are employed by the Manager or the Administrator. In connection with its responsibilities as Administrator, the Administrator performs such supervisory, administrative, and clerical functions as are necessary in order to provide effective administration of the Trust, including maintaining certain books and records; authorizing the payment of Fund expenses and maintaining control over daily cash balances; monitoring the availability of funds for investment; overseeing and confirming portfolio holdings with the

Custodian and the Manager; coordinating and controlling on a daily basis the administrative and professional services rendered to the Trust by others, including the Manager, the Custodian, the Trust's Transfer and Dividend Disbursing Agent, and the Trust's Shareholder Servicing Agent, as well as accounting, auditing and other services performed for the Trust; calculating the net asset value of the Trust's shares; providing the Trust with adequate conference facilities for board meetings; overseeing the preparation and filing with the Securities and Exchange Commission of the Trust's registration statement, prospectus and statement of additional information; and preparing and filing all required State Blue Sky filings.

    For providing such services, NYLIFE Distributors Inc. receives a fee from the Manager at the annual rate of 0.15% of the average combined daily net assets of the Balanced Fund and the Equity Fund up to $50 million, plus 0.12% of such assets in excess of $50 million but not in excess of $100 million, plus 0.05% of such assets in excess of $100 million but not in excess of $750 million and 0.02% of such assets in excess of $750 million. For each of the Growth and Income Fund and the Ultra Short Term Income Fund, NYLIFE Distributors Inc. receives from the Manager a fee equal to the greater of $50,000 per Fund or 0.10% of the Fund's average daily net assets up to $100 million. Average daily net assets of each such Fund in excess of $100 million will be combined with those of the Balanced Fund and the Equity Fund for purposes of the fee paid to NYLIFE Distributors Inc. and such combined assets will be subject to the fee schedule described above for the Balanced Fund and the Equity Fund.

    The administration contract can be terminated by either party on sixty days' written notice to the other and will terminate automatically upon the termination of the Management Contract. The administration contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or of reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties.

                         PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Manager and the broker.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    In placing orders for portfolio securities of each Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers may be used by the Manager in providing investment management for a Fund. Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining the most favorable price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers in order to secure research and investment services described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice. Subject to each Fund's objective of obtaining the most favorable price and efficient execution, the Manager may place portfolio transactions with brokers or dealers which have been instrumental in the sale of a Fund's shares. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trust's Board of Trustees.

    The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Ultra Short Term Income Fund for its fiscal period ended December 31, 1994 (its first fiscal period) or for the fiscal years ended December 31, 1995 and December 31, 1996.

    For the fiscal year ended December 31, 1994, the Trust paid a total of $59,360 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating $38,655,269. For the fiscal year ended December 31, 1995, the Trust paid a total of $96,194 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating $61,899,739. For the fiscal year ended December 31, 1996, the Trust paid a total of $189,651 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating $105,127,014. Of such amount, $99,601 in brokerage commissions with respect to portfolio transactions aggregating $55,647,256 was placed with brokers or dealers who provide research and investment services.

    The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Growth and Income Fund for its fiscal period ended December 31, 1994 (its first fiscal period). For the fiscal year ended December 31, 1995, the Trust paid a total of $14,791 in brokerage commissions with respect to portfolio transactions of the Growth and Income Fund aggregating $11,335,219. For the fiscal year ended December 31, 1996, the Trust paid a total of $28,812 in brokerage commissions with respect to portfolio transactions of the Growth and Income Fund aggregating $16,307,262. Of such amount, $13,217 in brokerage commissions with respect to portfolio transactions aggregating $7,215,796 was placed with brokers or dealers who provide research and investment services.

    For the fiscal year ended December 31, 1994, the Trust paid a total of $570,493 in brokerage commissions with respect to portfolio transactions of the Equity Fund aggregating $283,510,543. For the fiscal year ended December 31, 1995, the Trust paid a total of $545,684 in brokerage commissions with respect to portfolio transactions of the Equity Fund aggregating $251,277,874. For the fiscal year ended December 31, 1996, the Trust paid a total of $571,967 in brokerage commissions with respect to portfolio transactions of the Equity Fund aggregating $248,806,498. Of such amount, $312,952 in brokerage commissions with respect to portfolio transactions aggregating $131,494,817 was placed with brokers or dealers who provide research and investment services.


                                 REDEMPTION OF SHARES

    Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Trust and taken at their value used in determining the net asset value per share of the particular Fund as described under "Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable. The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which the Trust will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities was made.

                                   NET ASSET VALUE

    For purposes of determining the net asset value per share of each Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair market value.

    Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Trust to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

    United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

    For purposes of determining a Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

                                DESCRIPTION OF SHARES

    On April 11, 1997, there were 441,739 shares of beneficial interest of the Ultra Short Term Income Fund outstanding; 3,879,687 shares of beneficial interest of the Balanced Fund outstanding; 688,710 shares of beneficial interest of the Growth and Income Fund outstanding; and 12,154,632 shares of beneficial interest of the Equity Fund outstanding. On April 11, 1997, the officers and trustees of the Trust as a group beneficially owned, directly or indirectly, including the power to vote or to dispose of, less than 1% of the outstanding shares of beneficial interest of each of the Balanced Fund and the Equity Fund, less than 55% of the outstanding shares of beneficial interest of the Ultra Short Term Income Fund and less than 11% of the outstanding shares of beneficial interest in the Growth and Income Fund.
Set forth below is certain information as to persons who owned 5% or more of the outstanding shares of the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund as of April 11, 1997:

                             ULTRA SHORT TERM INCOME FUND


Name and Address                        % of Shares                Nature of Ownership
----------------                        -----------               --------------------
Towneley Capital Mgmt., Inc.               34.0                        Beneficial
Profit Sharing Plan
144 E. 30th Street
New York, New York 10016

Towneley Capital Mgmt., Inc.                8.0                        Beneficial
144 E. 30th Street
New York, New York 10016

W.G. McCain, Trustee                        6.0                        Beneficial
FBO Manastee River Rev. Tr.
144 E. 30th Street
New York, New York 10016

New York Foundling Hospital                 5.0                        Beneficial
590 Avenue of the Americas
New York, New York 10011




                                    BALANCED FUND



Name and Address                       % of Shares                Nature of Ownership
----------------                        -----------               --------------------

Mac & Co.                                  55.0                        Beneficial
Mellon Bank NA Mutual Funds
P.O. Box 3198
Pittsburgh, Pennsylvania 15230-0320

Vernat Company                              7.0                        Beneficial
Trust Operations
P.O. Box 800
Brattleboro, Vermont 05302


                                GROWTH AND INCOME FUND



Name and Address                        % of Shares                Nature of Ownership
----------------                        -----------               --------------------
Jesse R. Bodine Living Trust              16.0                       Beneficial
Mary Jane Bodine Living Trust
Tennants in Common
c/o Towneley Capital Management
144 E. 30th Street
New York, New York 10016

Field Nominees Limited                    11.0                       Beneficial
c/o Bank of NT Butterfield
14 Bermudian Rd. 00Box1735
Hamilton HM GX
Bermuda

Vernat Company                             8.0                       Beneficial
Trust Operations
P.O. Box 800
Brattleboro, Vermont 05302

Towneley Capital Mgmt., Inc.               6.0                       Beneficial
Profit Sharing Plan
144 E. 30th Street
New York, New York 10016



                                     EQUITY FUND


Name and Address                        % of Shares                Nature of Ownership
----------------                        -----------               --------------------

Allied Signal Savings Plan #7928           35.0                       Beneficial
c/o State Street Bank & Trust Co.
Master Trust Division
P.O. Box 1992
Boston, Massachusetts 02105

Delta Airlines, Inc., TCM                  20.0                       Beneficial
c/o Harris Trust & Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

Strafe & Co.                                5.0                       Beneficial
F/A/O in Nibco
235 West Schrock Rd.
Westerville, OH 43081


                                       TAXATION

    Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

    To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

    As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

    Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because a portion of the income of each of the Balanced Fund, the Growth and Income Fund and the Equity Fund may consist of dividends paid by U.S. corporations, a portion of the dividends paid by each such Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES

    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

SALE OF SHARES

    Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

INVESTMENTS IN REAL ESTATE MORTGAGE INVESTMENT CONDUITS

    The Ultra Short Term Income Fund and the Balanced Fund may invest in residual interests in real estate mortgage investment conduits ("REMICs").
Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Funds' income that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is anticipated that only a small portion, if any, of the assets of the Ultra Short Term Income Fund and the Balanced Fund will consist of residual interests in REMICs.

ZERO COUPON SECURITIES

    Investments by the Ultra Short Term Income Fund and the Balanced Fund in zero coupon securities will result in income to the Funds equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Funds receive no cash interest payments. This income is included in determining the amount of income which the Funds must distribute to maintain their status as regulated investment companies and to avoid the payment of federal income tax and the 4% excise tax.

MARKET DISCOUNT BONDS

    Gain derived by the Ultra Short Term Income Fund or by the Balanced Fund from the disposition of any market discount bonds (I.E., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Funds will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Funds elect to include the market discount in income as it accrues.

PASSIVE FOREIGN INVESTMENT COMPANIES

    If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

    A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may be eligible to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions and dispositions would still apply.

FOREIGN WITHHOLDING TAXES

    Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING

    Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

    The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers as to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                     PERFORMANCE

    From time to time, the Trust may quote a Fund's total return or yield in advertisements or in reports and other communications to shareholders. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

YIELD

    A Fund's 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:
                                  6
              YIELD = 2[(a-b + 1)  - 1]
                          ---
                         cd
Where:   a    =    dividends and interest earned during the period.
         b    =    expenses accrued for the period (net of reimbursement).
         c    =    the average daily number of shares outstanding during the
                   period that were entitled to receive dividends.
         d    =    the maximum offering price per share on the last day of the period.

    For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Ultra Short Term Income Fund or by the Balanced Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

AVERAGE ANNUAL TOTAL RETURN

    The Funds' "average annual total return" figures described below and in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           n
                   P(1 + T) = ERV

Where:   P    =    a hypothetical initial payment of $1,000
         T    =    average annual total return
         n    =    number of years

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

AGGREGATE TOTAL RETURNS

    The Funds' aggregate total return figures described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula.

              AGGREGATE TOTAL RETURN  =  ERV - P
                                          -------
                                             P

Where:   P    =    a hypothetical initial payment of $1,000.

         ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc., the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average and other industry publications.

    The Trust may also distribute sales literature or publish advertisements containing "principal only" performance information for a Fund that relates to various time periods (on both an average annual and cumulative basis). "Principal only" performance information is not total return but a measure of performance, expressed as a percentage, that excludes from its computation income dividends and capital gains distributions paid on the Fund's shares. Such quotations in effect reflect only changes in the value over time of a single share of the Fund without taking into account the compounding effect of reinvested dividends or distributions. "Principal only" quotations may be a useful comparison with changes in certain stock indexes (which are unmanaged) that do not reflect reinvestment of dividends on the stocks comprising the index. Any sales literature or advertisements containing "principal only" performance information will be accompanied by standard performance information relating to the same time periods.

    The following are average annual total return and principal only performance for the indicated time periods for each of the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund.



                                       ULTRA SHORT TERM INCOME FUND
                                  ------------------------------------------
                                                              Inception
                                                         (December 27, 1994)
                                     Year Ended                to
                                  December 31, 1996       December 31, 1996
                                  -----------------      -------------------
Average Annual
Compounded Total Return                5.48%                    6.61%

Principal Only
Performance                           (1.67)%                    0.15%


                                            BALANCED FUND
                       ---------------------------------------------------------
                        Twelve Months        Five Years          Inception
                            Ended               Ended          (May 1, 1989) to
                       December 31, 1996   December 31, 1996   December 31, 1996
                       -----------------   -----------------   -----------------
Average Annual
Compounded Total Return     12.91%              12.74%              11.68%

Principal Only
Performance                  1.99%               4.29%               4.48%


                                             GROWTH AND INCOME FUND
                                  ------------------------------------------
                                                              Inception
                                                         (December 27, 1994)
                                     Year Ended                  to
                                  December 31, 1996       December 31, 1996
                                  -----------------      -------------------
Average Annual
Compounded Total Return               22.40%                   24.42%

Principal Only
Performance                            9.59%                   16.05%



                                              EQUITY FUND
                       ---------------------------------------------------------
                        Twelve Months        Five Years          Inception
                            Ended               Ended          (May 1, 1989) to
                       December 31, 1996   December 31, 1996   December 31, 1996
                       -----------------   -----------------   -----------------
Average Annual
Compounded Total Return     29.87%              15.65%              11.66%

Principal Only
Performance                 (0.66)%               2.80%               3.03%



    A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Performance information is useful in reviewing the Fund's results but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.


                                 COUNSEL AND AUDITORS

    Legal matters in connection with the issuance of shares of the Trust are passed upon by Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112.


    McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Trust.

                                 GENERAL INFORMATION

    Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

    In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


                                FINANCIAL STATEMENTS

    The Trust's audited financial statements for the year ended December 31, 1996, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1996. The Trust will furnish, without charge, a copy of such Annual Report to Shareholders on request. All such requests should be directed to the Fund at 144 East 30th Street, New York, New York 10016,
(800)872-2710 (in Georgia, (770)631-0414).